SUPPLEMENT NO. 1

dated August 25, 2005
to the Prospectus dated May 1, 2005
for the College Retirement Equities Fund (CREF)

The following replaces the first four paragraphs under the section entitled “CREF’s Dual Investment Management Strategy®” in the Prospectus:

     The Global Equities and Growth Accounts use TIAA-CREF’s Dual Investment Management Strategy. The Dual Investment Management Strategy combines active management and quantitative methods to seek higher returns over each Account’s benchmark index, while attempting to maintain a risk profile for each Account similar to its benchmark index.

     Each Account that uses the Dual Investment Management Strategy is managed by a portfolio management team of investment professionals. The Strategy combines active management and quantitative methods to select securities and build the overall portfolio of stocks. Each portfolio management team consists of:

  Active portfolio managers who use fundamental analysis of individual companies and stocks. They select stocks that they believe offer the potential for superior returns. They also identify less attractive stocks to avoid or underweight.
  Quantitative portfolio managers who use mathematical models and programs to monitor and analyze the portfolio to ensure that the overall portfolio has characteristics similar to the Account’s benchmark index. In certain cases, quantitative portfolio managers on the team may also manage a portion of the Account in keeping with the overall guidelines for risk and investment mandate.

     The Dual Investment Management Strategy is intended to result in portfolios that are similar in composition and performance to their benchmark indices with the potential and goal of also adding incremental returns. Accounts using the Dual Investment Management Strategy also attempt to remain fully invested in stocks at all times. This feature helps the Accounts avoid the potential negative effects of attempting to time the market and helps ensure that their asset allocations meet their allocation goals.

     The Dual Investment Management Strategy does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in the portfolio management team’s stock selection and quantitative analysis.

The portfolio management teams for certain CREF Accounts are changing. The following supplements the disclosure under “Portfolio Management Teams” in the Prospectus:

     The portfolio management teams for the Equity Index Account and Social Choice Account are adding a new portfolio manager to those managers currently listed in the May 1, 2005 Prospectus. As of September 1, 2005, Philip James (Jim) Campagna will become a new member of the portfolio management teams of those Accounts. Anne Sapp will remain as a member of the portfolio management team primarily responsible for the day-to-day management of the Equity Index Account. Anne Sapp, John Cerra, Richard Cheng, Stephen Liberatore, and Steven Raab will remain as members of the portfolio management team primarily responsible for the day-to-day management of the Social Choice Account.

		Portfolio Role/		Total Years/Months
		Coverage/			Experience
		Expertise/	Experience Over	At		On
Name	Title	Specialty	Past Five Years	TIAA	Total	Team

Philip James (Jim) Campagna, CFA	Associate	Quantitative	Investment Management,	0.5	14.0	0
		Portfolio	TIAA and its affiliates—2005
		Construction	to the present; Portfolio
Manager, International
Strategy Leader, Mellon
Capital Management—1997
to 2005.

     Similar biographical information for the other portfolio managers for these Accounts can be found in the May 1, 2005 Prospectus.

A11046 08/05

SUPPLEMENT NO. 2
dated August 25, 2005 to the
Statement of Additional Information (SAI) dated May 1, 2005
for the College Retirement Equities Fund (CREF)

The following supplements the disclosure under “Proxy Voting Policies” in the SAI:

     In order to ensure that proxy voting is aligned with the investment objective of the Social Choice Account, we have adopted special proxy voting policies for the Account. We will vote the shares of the companies held in the Account consistent with the social criteria (or screens) considered by the Account in selecting companies for inclusion in its portfolio. In cases where we are asked to vote on social matters that are not covered under the Account’s screens, we will cast such votes in accordance with the policies and procedures described in TIAA-CREF’s Policy Statement on Corporate Governance.

The following supplements the disclosure under “Additional Information Regarding Portfolio Managers” in the SAI:

     The portfolio management teams for the Equity Index Account and Social Choice Account are adding a new portfolio manager to those managers currently listed in the May 1, 2005 Statement of Additional Information. As of September 1, 2005, Philip James (Jim) Campagna will become a new member of the portfolio management teams of those Accounts. Anne Sapp will remain as a member of the portfolio management team primarily responsible for the day-to-day management of the Equity Index Account. Anne Sapp, John Cerra, Richard Cheng, Stephen Liberatore, and Steven Raab will remain as members of the portfolio management team primarily responsible for the day-to-day management of the Social Choice Account.

     The following information regarding Philip James (Jim) Campagna supplements and amends the portfolio manager charts for the Equity Index and Social Choice Accounts included in the May 1, 2005 SAI. Information in the charts below is as of May 31, 2005. Similar information for the other portfolio managers for these Accounts can be found in the May 1, 2005 SAI.

EQUITY INDEX ACCOUNT

Name of Portfolio	Number of Other		Total Assets In		Dollar Range of
Manager	Accounts Managed		Accounts Managed (millions)		Equity Securities
Owned in Account
	Registered	Other	Registered	Other
	Investment	Pooled	Investment	Pooled
	Companies	Investment	Companies	Investment
		Vehicles		Vehicles

Philip James (Jim)
Campagna, CFA	18	0	$20,301	$0	$0

SOCIAL CHOICE ACCOUNT

Name of Portfolio	Number of Other		Total Assets In		Dollar Range of
Manager	Accounts Managed		Accounts Managed (millions)		Equity Securities
Owned in Account
	Registered	Other	Registered	Other
	Investment	Pooled	Investment	Pooled
	Companies	Investment	Companies	Investment
		Vehicles		Vehicles

Philip James (Jim)
Campagna, CFA	18	0	$20,301	$0	$0

A11051 08/05